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                                                                    EXHIBIT 23.1





                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 17, 1996 included or incorporated by reference in Eagle Bancshares, Inc.'s Form 10-K for the year ended March 31, 1996 and to all references to our Firm included in this registration statement.





/s/ Arthur Andersen LLP


Atlanta, Georgia
October 31, 1996